UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50626	91-1707622

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, New Jersey	07922

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 517-7330
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Attached as Exhibit 99.1 is a copy of a press release of Cyclacel Pharmaceuticals, Inc., dated August 6, 2009, announcing certain financial results for the quarter ended June 30, 2009.
The Company will conduct a conference call to review its financial results on Thursday, August 6, 2009, at 4:30 p.m., Eastern Time.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibit is furnished with this Report:

Exhibit No.	Description
99.1	Press Release dated August 6, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
	Name:	Paul McBarron
	Title:	Executive Vice President — Finance,
Chief Financial Officer and Chief
Operating Officer
Date: August 6, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 6, 2009